UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

Iterum Therapeutics plc
(Exact name of registrant as specified in its charter)
Ireland	001-38503	98-1283148
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Block 2 Floor 3, Harcourt Centre, Harcourt Street, Dublin 2, Ireland		Not Applicable
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: +353 1 903 8920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.01 per share	ITRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2018 Equity Incentive Plan

On June 23, 2021, Iterum Therapeutics plc (the “Company”) held its annual general meeting of shareholders, during which the Company’s shareholders approved an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”), to increase the number of ordinary shares of the Company, par value $0.01 per share authorized for issuance under the plan by 15,000,000 to 19,437,298 ordinary shares.

The description of the 2018 Plan contained on pages 38 to 48 of the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 27, 2021 and as supplemented on June 14, 2021 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2018 Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2021, the Company held its annual general meeting of shareholders, at which the Company’s shareholders voted on the following proposals, each of which is described in the Proxy Statement.

Proposal No. 1: Election of Directors.  The shareholders re-elected, by separate resolutions, Corey N. Fishman, Ronald M. Hunt and Michael W. Dunne to the Company’s board of directors as Class III directors, each to serve for a three-year term expiring at the 2024 annual general meeting of shareholders.  The results of the shareholders’ vote for the re-election of such Class III directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Corey N. Fishman	32,242,650	914,785	684,736	48,879,279
Ronald M. Hunt	31,349,370	1,804,083	688,718	48,879,279
Michael W. Dunne	31,916,369	1,249,396	676,406	48,879,279

Proposal No. 2: Changes to 2018 Equity Incentive Plan.  The shareholders approved an amendment to the 2018 Plan increasing by 15,000,000 to 19,437,298 the number of ordinary shares of the Company, par value $0.01 per share authorized for issuance under the 2018 Plan.  The results of the shareholders’ vote were as follows:

For	Against	Abstain	Broker Non-Votes
24,867,741	8,431,210	543,220	48,879,279

Proposal No. 3: Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm for 2021 and Authorization of the Board of Directors to Approve the Remuneration of the Independent Registered Public Accounting Firm. The shareholders ratified, in a non-binding vote, the appointment of KPMG as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2021 and authorized the Company’s board of directors, acting through its audit committee, to set the independent registered public accounting firm’s remuneration.  The results of the shareholders’ vote were as follows:

For	Against	Abstain
79,931,730	1,168,129	1,621,591

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Amended and Restated 2018 Equity Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iterum Therapeutics plc

Dated: June 23, 2021
	By:	/s/ Corey N. Fishman
Corey N. Fishman
Chief Executive Officer